Executing Our Strategy Validating The Thesis On Power & Data Intersection Talen Energy Corporation | June 11, 2025

2 Disclaimers The information contained herein, as well as any information that has been supplied orally in connection herewith, speaks only as of the date of this presentation. Talen Energy Corporation (“Talen,” “TEC,” the “Company,” “we,” “our,” or “us”) and our affiliates and representatives expressly disclaim any obligation to update any information contained herein, whether as a result of new information or circumstances, future events or otherwise. The information contained herein is summary. For additional information, see the Company’s historical financial statements and other information included in its periodic reports and other filings with the Securities and Exchange Commission (the “SEC”) (available at www.sec.gov/edgar). Nothing contained herein should be construed as legal, business, tax, accounting or other professional advice, and you should consult your own advisors regarding such matters. 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In addition to the specific factors discussed in the sections entitled “Cautionary Note Regarding Forward-Looking Information” and “Risk Factors” in our periodic reports and other filings with the SEC, the following are among the important factors that could cause actual results to differ materially from forward-looking statements: Talen’s or its subsidiaries’ levels of indebtedness; the terms and conditions of debt instruments that may restrict Talen’s ability to operate its business; operational, price and credit risks in the wholesale and retail electricity markets (including as a result of increases in the supply of electricity generally due to new power or intermittent renewable power generation); the effectiveness of Talen’s risk management techniques, including hedging, with respect to electricity and fuel prices, interest rates and counterparty and joint venture partner credit and non-performance risks; methods of accounting and developments in or interpretations of accounting requirements that may impact reported results, including with respect to, but not limited to, hedging activity; Talen’s ability to forecast and provide the actual load needed to perform sales contracts; the effects of transmission congestion due to line maintenance outages and the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the Regional Transmission Organizations and Independent System Operators that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; the impacts of federal, state, local and market legislation, regulation, proceedings and other actions, including but not limited to those related to energy, the environment and tax, the outcomes thereof and the costs of compliance therewith; the impacts of new or revised United States and/or international trade tariffs, treaties, policies, and regulations; the costs of complying with environmental, social and related worker health and safety laws and regulations; the impacts of climate change, including changes in regulation or their enforcement; the availability and cost of emission allowances; the performance of Talen’s subsidiaries and affiliates, on which our ability to meet our debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in or adverse developments of financial markets; acquisition or divestiture activities, including Talen’s ability to realize expected synergies and other benefits from such business transactions; Talen’s ability to achieve anticipated cost savings; the execution and development of proposed future enterprises, including the ability to permit, develop, construct and operate proposed renewable energy, energy storage and/or data center facilities, realization of assumptions underlying the statements regarding future enterprises, and realization of estimates of valuations of future enterprises; Talen’s ability to optimize its competitive power generation operations and the costs associated with any capital expenditures; significant increases in operation and maintenance expenses, such as health care, and pension costs, including as a result of changes in interest rates; the loss of key personnel, the ability to hire and retain qualified employees, and the possibility of union strikes or work stoppages; war (including supply chain disruptions as a result of war, and including the effects of the Ukraine/Russia and Middle East conflicts, attendant sanctions and related disruptions in oil and natural gas production and the supply of nuclear fuel), armed conflicts or terrorist attacks, including cyber-based attacks; and pandemics, including COVID-19. Recipients are cautioned to not place undue reliance on such forward-looking statements.

Talen & Amazon Expand Collaboration

Differentiated IPP Model Enhances Value Through Cash Flow Growth & Resiliency

Simplified & Expanded Structure

- Expands PPA to **1,920 MW** at full contract quantity[1] and shifts to **"Front-of-Meter"**
- Simplifies grid connection and reduces regulatory uncertainty
- Provides economic development in PA and lowers expected transmission costs to consumers

Continued Execution

- Leverages core IPP strengths
- Validates strategy and investment thesis
- Creates leading and repeatable platform to serve growing data center load in PJM

Differentiated IPP

- Visible **50% increase in CFPS**
- Grows into **50% contracted margins**
- **~$18bn** notional revenue under **17-year** contract[1]
- Strengthens Balance Sheet to provide capital allocation **flexibility**

1. See ramp and minimum commitment discussions on Slide 6.

TALEN ENERGY
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4 Amazon PPA Amendment: Transaction Highlights Strengthens anchor data center campus and allows flexibility across other PA sites; creates a platform to expand across Talen portfolio Shifts campus to retail “Front-of-the-Meter” after grid connection established; maintains 300 MW “Behind-the-Meter” (“BTM”) status in interim period Unlocks premium value on 2nd Unit by expanding PPA to 1,920 MW at full contract quantity through 2042 (with extension options) for carbon-free energy and capacity De-risks PPA delivery – does not require FERC approval, establishes grid connection, eliminates Amazon option to cap commitments at 480 MW, and terminates Nautilus lease Establishes collaboration to pursue nuclear uprates and SMR development around Talen footprint

5 Benefits to the Broader Community Significant economic development, including fiber, water, technology infrastructure, etc A major employer and significant local taxpayer, and supports license extension beyond 2042 Creates Catalyzes Strengthens Susquehanna Full-Time skilled jobs, with the potential to attract talent and other businesses to PA Enhances Key Stakeholders Maintains PJM grid reliability, benefits PPL ratepayers, and promotes PA economic growth

Enhancing Value Through Cash Flow Per Share Growth


Illustrative Incremental Impact[1] On Adjusted Free Cash Flow Per Share (After Tax)
$ Per Share
PPA Growth Impact[2,3] – AWS LT Contract
Base Generation[4]
+20% CAGR[5]
Price escalators through 2042
Base Generation 2026, Illustrative[6]
5.20
0.25
10.85
0.70
15.70
1.55
4.00 – 5.75
7.00 – 8.25
> 50%
Cash Flow Per Share Increase
2024A
2025E
2026E
2029
2032
MW Ramp[7]
–
120
240
840 – 1,200
1,680 – 1,920
Opportunity to meaningfully accelerate timing to achieve full volume

1. Based on 2024 actuals with year-end share count of ~46.0mm shares; 2025 & 2026 assumes guidance midpoints and updated share count of ~45.5mm shares, as disclosed May 8, 2025; corporate tax rate of 21%.
2. PPA Growth Impact in 2027+ relative to merchant generation using April 21, 2025 pricing with 2% escalation beyond 2028 and flat $270/MWd BRA pricing; rounded to nearest $0.25.
3. Contract volumes subject to a shortfall 'make-whole' with cap; shortfall payment cap, assuming no power drawn, is estimated to range 50-65% of full impact, based on market pricing.
4. Includes base generation business, excludes uplift from AWS PPA at the contractual ramp and additional revenue related to CFE.
5. CAGR based off 2024A Base Generation and assumes 2026E Base Generation is flat
6. Base business held flat beyond 2026 for illustrative purposes only.
7. At full contract quantity, shows minimum and maximum contract volumes; opportunity to further accelerate volumes.

TALEN ENERGY © Talen Energy Corporation 6

7 Growing Into Long-Term Contracted Gross Margin 2026 Outlook Midpoint 2032E 1. Calculated using the midpoint of each guidance and outlook range provided and rounded to nearest 5%. 2029 and 2032 based on no changes to 2026 except for AWS contract. 2. Primarily includes fleet capacity revenues and PTC downside protection for SSES margin. 3. Includes margin from generation, hedges and other. 4. See ramp discussions on Slide 6. Margin Composition1 2029E PPA enables Talen’s margin to grow to ~50% under long-term contracts Reduces hedging activity and liquidity needs Increases balance sheet strength and flexibility ✓ ✓ Minimizes reliance on PTC✓ 20% 30% 50% 25% 50% 25% 30% 60% 10% Long-Term Contracted Stable2 Merchant Generation3 Enhancing Value Through Resiliency ~$18bn in total revenues through term of contract at full quantity4 from investment grade counterparty

8 Upcoming Investor Events:  Jefferies Energy Conference: June 11th in Kiawah, SC  JPM Energy, Power and Renewables Conference: June 24th in New York  JP Morgan Non-Deal Roadshow: early July in San Francisco and Los Angeles  Q2 Earnings Call: Early August  Seaport Virtual Conference: August 20th  Barclays CEO Energy and Power Conference: September 3rd in New York  Wolfe Research Utilities, Midstream & Clean Energy Conference: September 30th in New York  Q3 Earnings Call: Early November Powering the Future: Upcoming Events Upcoming PJM Capacity Auctions:  2026/2027 Base Residual Auction Results: July 22nd  2027/2028 Base Residual Auction Results: December  2028/2029 Base Residual Auction Results: May 2026 Investor Update (Virtual) Early September